F I N A N C I A L R E S U L T S 1Q17 April 13, 2017

1 See note 2 on slide 14 2 Represents estimated common equity Tier 1 (“CET1”) capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 7 on slide 14 3 Last twelve months (“LTM”). Net of employee issuance 4 See note 1 on slide 14 5 See note 3 on slide 14 6 See note 8 on slide 14 7 Net of employee issuance  1Q17 net income of $6.4B and EPS of $1.65  Managed revenue of $25.6B4  Adjusted expense of $14.8B5 and adjusted overhead ratio of 58%5  Fortress balance sheet  Average core loans6 up 9% YoY and 1% QoQ  Basel III Fully Phased-In CET1 capital of $184B2, Advanced and Standardized CET1 ratios of 12.4%2  Delivered strong capital return  $4.6B7 returned to shareholders in 1Q17, including $2.8B of net repurchases  Common dividend of $0.50 per share ROTCE1 13% Net payout LTM3 69% Common equity Tier 12 12.4% 1Q17 Financial highlights F I N A N C I A L R E S U L T S 1

$ O/(U) 1Q17 4Q16 1Q16 Net interest income $12.4 $0.3 $0.7 Noninterest revenue 13.2 0.9 0.8 Managed revenue1 25.6 1.3 1.5 Expense 15.0 1.2 1.2 Credit costs 1.3 0.5 (0.5) Reported net income $6.4 ($0.3) $0.9 Net income applicable to common stockholders $6.0 ($0.3) $0.9 Reported EPS $1.65 ($0.06) $0.30 ROE2 11% 11% 9% ROTCE2,3 13 14 12 Overhead ratio – managed1,2 59 57 57 Memo: Adjusted expense 4 $14.8 $1.2 $0.9 Memo: Adjusted overhead ratio 1,2,4 58% 56% 58% Note: Totals may not sum due to rounding 1 See note 1 on slide 14 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 14 4 See note 3 on slide 14 5 Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K. $B, excluding EPS 1Q17 Financial results1  Firm NII up $720mm YoY and up $328mm QoQ with NIM up 11bps QoQ F I N A N C I A L R E S U L T S 1Q17 ROE O/H ratio CCB 15% 58% CIB 18% 54% CB 15% 41% AWM 16% 84% 5 $B 1Q17 4Q16 1Q16 Net charge-offs $1.7 $1.3 $1.1 Reserve build/(release) (0.3) (0.4) 0.7 Credit costs $1.3 $0.9 $1.8 2

$B, except per share data 1 Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 7 on slide 14 2 Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 7 on slide 14 3 High quality liquid assets (“HQLA”) represents the amount of assets that qualify for inclusion in the liquidity coverage ratio 4 Estimated for 1Q17 5 See note 2 on slide 14 Fortress balance sheet and capital F I N A N C I A L R E S U L T S  Firmwide total credit reserves of $14.5B  Wholesale reserves of $5.5B – net release of $93mm in 1Q17  Consumer reserves of $9.0B – net release of $246mm in 1Q17 1Q17 4Q16 1Q16 Basel III Advanced Fully Phased-In1 CET1 $184 $182 $176 CET1 ratio 12.4% 12.2% 11.7% Tier 1 capital $209 $207 $202 Tier 1 capital ratio 14.1% 14.0% 13.4% Total capital $228 $227 $224 Total capital ratio 15.4% 15.2% 14.8% Risk-weighted assets $1,483 $1,487 $1,507 Firm SLR 2 6.6% 6.5% 6.6% Bank SLR 2 6.7 6.6 6.7 HQLA 3,4 $524 $524 $505 Total assets (EOP) $2,546 $2,491 $2,424 Tangible common equity (EOP) 5 $185 $183 $179 Tangible book value per share 5 $52.04 $51.44 $48.96 1Q17 Basel III Standardized Fully Phased-In of 12.4%1 3

1Q17 4Q16 1Q16 Consumer & Business Banking Average Business Banking loans $22.5 $22.2 $21.1 Business Banking loan originations 1.7 1.6 1.7 Client investment assets (EOP) 245.1 234.5 220.0 Deposit margin 1.88% 1.80% 1.86% Mortgage Banking Average loans $233.0 $234.2 $226.4 Loan originations 4 22.4 29.1 22.4 EOP total loans serviced 836.3 846.6 898.7 Net charge-off rate 5,6 0.10% 0.10% 0.13% Card, Commerce Solutions & Auto Card average loans $137.2 $136.2 $127.3 Auto average loans and leased assets 79.1 77.9 70.9 Auto loan and lease originations 8.0 8.0 9.6 Card net charge-off rate 2.94% 2.67% 2.62% Card Services net revenue rate 10.15 10.14 11.81 Credit Card sales volume 7 $139.7 $148.5 $121.7 Merchant processing volume 274.3 284.9 247.5 1Q17 4Q16 1Q16 EOP Equity3 $51.0 $51.0 $51.0 ROE3 15% 17% 19% Overhead ratio 58 57 55 Average loans $466.8 $466.9 $445.8 Average deposits 622.9 607.2 562.3 CCB households (mm) 60.4 60.0 58.5 Active mobile customers (mm) 27.3 26.5 23.8 Debit & credit card sal s volume $208.4 $219.0 $187.2 $ O/(U) 1Q17 4Q16 1Q16 Revenue $10,970 ($49) ($147) Consumer & Business Banking 4,906 132 356 Mortgage Banking 1,529 (161) (347) Card, Commerce Solutions & Auto 4,535 (20) (56) Expense 6,395 92 307 Credit costs ,430 481 380 Net charge-offs 1,679 48 9 Change in allowance (249) 1 (24) Net income $1,988 ($376) ($502) Key drivers/statistics ($B) – detail by business Consumer & Community Banking1 $mm  Net income of $2.0B, down 20% YoY  Revenue of $11.0B, down 1% YoY, on Card new account origination costs and lower net servicing revenue, largely offset by higher NII on higher balances and higher Auto lease income  Expense of $6.4B, up 5% YoY, driven by higher auto lease depreciation and business growth  Credit costs of $1.4B, up $380mm YoY, driven by a write- down in the student loan portfolio and higher Card net charge- offs Financial performance Key drivers/statistics ($B)2 1 See note 1 on slide 14 For additional footnotes see slide 15  Average deposits up 11% YoY  Average loans up 5% YoY and core loans up 11%  CCB households up 1.9mm YoY  Active mobile customers of 27.3mm, up 14% YoY F I N A N C I A L R E S U L T S 4

Corporate & Investment Bank[1]

$mm		$ O/(U)	
	1Q17	4Q16	1Q16
Corporate & Investment Bank revenue	$9,536	$1,075	$1,401
Investment banking revenue	1,651	164	420
Treasury Services	981	31	97
Lending	389	43	87
Total Banking	3,021	238	604
Fixed Income Markets	4,215	846	618
Equity Markets	1,606	456	30
Securities Services	916	29	35
Credit Adjustments & Other	(222)	(494)	114
Total Markets & Investor Services	6,515	837	797
Expense	5,121	949	313
Credit costs	(96)	102	(555)
Net income	$3,241	($190)	$1,262
Key drivers/statistics ($B)[2]			
EOP equity[3]	$70.0	$64.0	$64.0
ROE[3]	18%	20%	11%
Overhead ratio	54	49	59
Comp/revenue	29	20	32
IB fees ($mm)	$1,812	$1,612	$1,321
Average loans	113.7	118.0	111.9
Average client deposits[4]	391.7	390.8	358.9
Assets under custody ($T)	21.4	20.5	20.3
ALL/EOP loans ex-conduits and trade[5,6,7]	1.91%	1.86%	2.11%
Net charge-off/(recovery) rate[7]	(0.07)	0.10	0.17
Average VaR ($mm)[8]	$25	$39	$55

[1] See note 1 on slide 14
[2] Actual numbers for all periods, not over/(under)
[3] Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.
[4] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[5] ALL/EOP loans as reported was 1.25%, 1.27%, and 1.37% for 1Q17, 4Q16 and 1Q16, respectively
[6] See note 5 on slide 14
[7] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[8] See note 8 on slide 15

Financial performance

- Net income of $3.2B on revenue of $9.5B
  - ROE of 18%
- Banking revenue
  - IB revenue of $1.7B, up 34% YoY, driven by higher debt and equity underwriting fees, partially offset by lower advisory fees
    - Ranked #1 in Global IB fees for 1Q17
  - Treasury Services revenue of $981mm, up 11% YoY, primarily driven by the impact of higher interest rates and operating deposits growth
  - Lending revenue of $389mm, up 29% YoY
- Markets & Investor Services revenue
  - Markets revenue of $5.8B, up 13% YoY
    - Fixed Income Markets of $4.2B, up 17% YoY, driven by Securitized Products, Rates and Credit
    - Equity Markets revenue of $1.6B, up 2% YoY
  - Securities Services revenue of $916mm, up 4% YoY
- Expense of $5.1B, up 7% YoY, largely driven by higher compensation expense
- Credit costs benefit of $96mm, largely driven by Oil & Gas and Metals & Mining

FINANCIAL RESULTS
5
JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	1Q17	$ O/(U) 4Q16	1Q16
Revenue	$2,018	$55	$215
Middle Market Banking	797	33	90
Corporate Client Banking	653	19	106
Commercial Term Lending	367	12	6
Real Estate Banking	134	6	30
Other	67	(15)	(17)
Expense	825	81	112
Credit costs	(37)	(161)	(341)
Net income	$799	$112	$303
Key drivers/statistics ($B)[2]			
EOP equity[3]	$20.0	$16.0	$16.0
ROE[3]	15%	16%	11%
Overhead ratio	41	38	40
Gross IB Revenue ($mm)	$646	$608	$483
Average loans	191.5	188.9	170.3
Average client deposits	176.8	180.0	173.1
Allowance for loan losses	2.9	2.9	3.1
Nonaccrual loans	0.9	1.1	1.3
Net charge-off/(recovery) rate[4]	(0.02)%	0.11%	0.01%
ALL/loans[4]	1.49	1.55	1.79

[1] See note 1 on slide 14
[2] Actual numbers for all periods, not over/(under)
[3] Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] CB's Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings are generally based on client segments and do not align with regulatory definitions

Financial performance

- Record net income of $799mm, up 61% YoY and 16% QoQ
- Record revenue of $2.0B, up 12% YoY and 3% QoQ
  - Net interest income of $1.4B, up 14% YoY and 4% QoQ
  - Gross IB revenue of $646mm, up 34% YoY and 6% QoQ
- Expense of $825mm, up 16% YoY and 11% QoQ
  - Includes $29mm of impairment on leased assets
- Credit costs benefit of $37mm
  - Net recovery rate of 2 bps
  - Net reserve release driven by Oil & Gas
- Record average loan balances of $191B, up 12% YoY and 1% QoQ
  - C&I[5] up 8% YoY and flat QoQ
  - CRE[5] up 17% YoY and 3% QoQ
- Average client deposits of $177B, up 2% YoY and down 2% QoQ

FINANCIAL RESULTS
6
JPMORGAN CHASE & CO.

Asset & Wealth Management[1]

$mm			
		$ O/(U)	
	1Q17	4Q16	1Q16
Revenue	$3,087	$ –	$115
Asset Management	1,487	(63)	(12)
Wealth Management	1,600	63	127
Expense	2,580	405	505
Credit costs	18	29	5
Net income	$385	($201)	($202)
Key drivers/statistics ($B)[2]			
EOP equity[3]	$9.0	$9.0	$9.0
ROE[3]	16%	25%	25%
Pretax margin	16	30	30
Assets under management (AUM)	$1,841	$1,771	$1,676
Client assets	2,548	2,453	2,323
Average loans	118.3	115.1	110.5
Average deposits	158.8	158.3	150.6

[1] See note 1 on slide 14
[2] Actual numbers for all periods, not over/(under)
[3] Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K.

Financial performance

- Net income of $385mm, down 34% YoY and down 34% QoQ
- Revenue of $3.1B, up 4% YoY and flat QoQ
- Expense of $2.6B, up 24% YoY and up 19% QoQ, driven by higher legal expense
- Record AUM of $1.8T, up 10% YoY and up 4% QoQ
- Record client assets of $2.5T, up 10% YoY and up 4% QoQ
- Net inflows of $8B into long-term products and net inflows of $1B into liquidity products
- Record average loan balances of $118.3B, up 7% YoY and up 3% QoQ
- Record average deposit balances of $158.8B, up 5% YoY and up slightly QoQ
- Solid investment performance
  - 77% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years

FINANCIAL RESULTS

7

JPMORGAN CHASE & CO.

1Q17 4Q16 1Q16 Treasury and CIO ($67) $130 $44 Other Corporate 102 246 23 Net income $35 $376 $67 $ O/(U) Corporate1 Treasury and CIO  Net loss of $67mm in 1Q17, up $130mm QoQ, reflecting higher rates Other Corporate  Net income of $102mm, benefited from the release of certain legal reserves 1 See note 1 on slide 14 $mm Financial performance F I N A N C I A L R E S U L T S 8

Outlook

Firmwide

- Expect 2Q17 net interest income to be up ~$400mm QoQ and 2017 net interest income to be up ~$4.5B YoY based upon the implied curve
- Expect 2017 adjusted expense to be ~$58B
- Expect 2017 net charge-offs to be $5B+/-[1]

[1] 2017 net charge-off outlook excludes the impact of the write-down of the student loan portfolio to its estimated fair value as a result of transferring it to held-for-sale in 1Q17

FINANCIAL RESULTS
9
JPMORGAN CHASE & CO.

Page Agenda F I N A N C I A L R E S U L T S Appendix 10

Select leadership positions

Consumer & Community Banking

Consumer & Business Banking

- Consumer deposit volume has grown at more than twice the industry average since 2012[1]
- #1 in active mobile users among large bank peers[2]
- #1 in Consumer Retail Banking nationally for the fifth consecutive year, according to TNS, and winner of four TNS Choice awards in 2017

Mortgage Banking

- #2 mortgage originator and servicer[3]

Card, Commerce Solutions & Auto

- #1 U.S. credit card issuer[4]
- #1 U.S. co-brand credit card issuer[5]
- #2 merchant acquirer[6]

Corporate & Investment Bank

League table results – wallet share	1Q17 Rank	1Q17 Share	FY2016 Rank	FY2016 Share
Based on fees[7]:				
Global Debt, Equity & Equity-related	**1**	**7.7 %**	**1**	**7.2 %**
U.S. Debt, Equity & Equity-related	1	10.7 %	1	11.9 %
Global Long-term Debt[8]	**1**	**7.7 %**	**1**	**6.9 %**
U.S. Long-term Debt[8]	2	10.0 %	2	11.1 %
Global Equity & Equity-related[9]	**1**	**7.8 %**	**1**	**7.6 %**
U.S. Equity & Equity-related[9]	1	11.7 %	1	13.3 %
Global M&A[10]	**2**	**8.8 %**	**2**	**8.4 %**
U.S. M&A[10]	2	10.1 %	2	10.0 %
Global Loan Syndications	**1**	**10.7 %**	**1**	**9.3 %**
U.S. Loan Syndications	1	11.9 %	2	11.8 %
Global IB fees[7,11]	**1**	**8.5 %**	**1**	**8.0 %**

Commercial Banking

- #1 in perceived customer satisfaction[12]
- #1 U.S. multifamily lender[13]
- Top 3 in overall Middle Market and Asset Based Lending Bookrunner[14]
- #1 cash management overall satisfaction and #1 cash management market penetration[15]

Asset & Wealth Management

- #1 Private Bank overall in North America[16]
- Asset Management Company of the Year, Asia[17]

For footnoted information see slide 16

APPENDIX

10

JPMORGAN CHASE & CO.

Consumer credit – Delinquency trends1 Note: Home equity and residential mortgage exclude Asset & Wealth Management, Corporate and government-insured loans 1 Excludes purchased credit-impaired and held-for-sale loans 2 Residential mortgage includes prime (including option adjustable rate mortgages (“ARMs”)) and subprime loans 3 Excludes operating lease assets Residential mortgage delinquency trend ($mm)2 Home equity delinquency trend ($mm) A P P E N D I X Credit card delinquency trend ($mm) Auto delinquency trend ($mm)3 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 30+ day delinquencies 60-119 day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 30+ day delinquencies 30-89 day delinquencies 11

Mortgage Banking and Card Services – Coverage ratios[1]

Mortgage Banking and Card Services credit data ($mm)

	1Q17	4Q16	1Q16	O/(U) 1Q16
Mortgage Banking (NCI)				
Net charge-offs	$50	$51	$60	($10)
NCO rate	0.10%	0.10%	0.13%	(3) bps
Allowance for loan losses	$1,328	$1,328	$1,588	($260)
ALL/annualized NCOs[2]	664%	651%	662%	
ALL/nonaccrual loans retained	35	33	35	
Card Services				
Net charge-offs	$993	$914	$830	$163
NCO rate	2.94%	2.67%	2.62%	32 bps
Allowance for loan losses	$4,034	$4,034	$3,434	$600
ALL/annualized NCOs[2]	102%	110%	103%	

NCOs ($mm)



Mortgage Banking
Card Services
$2,000
$1,000
$0
1,390 1,386 1,254[3] 1,116 1,097 1,082 1,014 892 891 888 885 798 797[6] 789 800 759 774 830 860 838 914 993
877 808 697 599[4] 534[5] 452 293 206 168 177 112 81 113 104 81 41 59 60 38 49 51 50
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17

[1] See note 6 on slide 14
[2] Net charge-offs annualized (NCOs are multiplied by 4)
[3] 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.05%; excluding the effect of a change in charge-off policy for troubled debt restructurings; 2Q12 reported net charge-offs were $1,345mm or 4.35%
[4] 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance
[5] 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance
[6] 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69%

APPENDIX
12
JPMORGAN CHASE & CO.

1Q17 4Q16 1Q16 Consumer, ex. credit card LLR/Total loans 0.81% 0.88% 0.98% LLR/NPLs 60 61 59 Credit Card LLR/Total loans 2.99% 2.85% 2.73% Wholesale LLR/Total loans 1.15% 1.18% 1.32% LLR/NPLs 283 233 218 Firmwide LLR/Total loans 1.31% 1.34% 1.40% LLR/NPLs (ex. credit card) 119 111 107 LLR/NPLs 187 171 153 Firmwide – Coverage ratios1  $13.4B of loan loss reserves at March 31, 2017, down $0.6B from $14.0B in the prior year quarter. Both wholesale and consumer credit quality are relatively stable  Nonperforming loan loss coverage ratio (ex. credit card) of 119%1 1 See note 4 on slide 14 Comments JPM Credit Summary JPM Credit Summary A P P E N D I X $mm 6,921 6,645 6,616 6,303 7,367 7,178 7,059 6,721 5,964 14,065 13,915 13,466 13,555 13,994 14,227 14,204 13,776 13,413 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 0% 50% 100% 150% 200% 250% 300% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 13

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $64.68, $64.06 and $61.28 at March 31, 2017, December 31, 2016 and March 31, 2016, respectively. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense/(benefit) of $218 million, $230 million and $(46) million for the three months ended March 31, 2017, December 31, 2016 and March 31, 2016, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed revenues. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 5. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio 6. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Notes on key performance measures 7. Estimated as of March 31, 2017. The Basel III supplementary leverage ratio (“SLR”), which becomes effective for the Firm on January 1, 2018, and the Basel III Advanced Fully Phased-In Common equity Tier 1 (“CET1”), Tier 1, and Total capital, and CET1, Tier 1, and Total Capital ratios, which become effective for the Firm on January 1, 2019, are each considered key regulatory capital measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Risk Management on pages 76-85 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2016. 8. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes A P P E N D I X 14

Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Effective the first quarter of 2017, the Firm revised its method for allocating LOB equity, which includes no longer allocating for goodwill and other intangible assets. For further information, see pages 76-85 of the 2016 Annual Report on Form 10-K. 4. Firmwide mortgage origination volume was $25.6B, $33.5B and $24.4B, for 1Q17, 4Q16 and 1Q16, respectively 5. Excludes purchased credit-impaired (PCI) write-offs of $24mm, $32mm and $47mm for 1Q17, 4Q16 and 1Q16, respectively. See note 4 on slide 14 6. Excludes the impact of PCI loans. See note 4 on slide 14 7. Excludes Commercial Card Additional Note on slide 5 – Corporate & Investment Bank 8. During the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in CIB were removed from the VaR calculation. In the absence of this refinement, average CIB VaR, without diversification, would have been higher by the following amounts: $2 million and $5 million for the three months ended March 31, 2017 and December 31, 2016, respectively. Additionally, during the first quarter of 2017, the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this enhancement, the average CIB VaR, without diversification, would have been higher by $3 million for the three months ended March 31, 2017. Notes A P P E N D I X 15

Notes on slide 10 – Select leadership positions 1. FDIC 2016 Summary of Deposits survey per SNL Financial. Excludes all branches with $500mm+ in deposits in any of the last ten years (excluded branches are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks). Includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC 2. Active mobile users based on disclosures by peers in 4Q16 3. Inside Mortgage Finance as of 4Q16 for Servicer and Originator rankings 4. Based on 4Q16 sales volume and loans outstanding disclosures by peers (C, BAC, COF, AXP, DFS) and internal JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and internal JPMorgan Chase estimates for AXP’s U.S. small business sales. Outstandings exclude private label, AXP Charge Card, and Citi Retail Cards 5. “Credit Card Monitor 2017: Cobrand Market Shares by Issuer,” Phoenix, for 12-month period ending January 2017. Based on card accounts, revolving balance dollars and spending dollars 6. The Nilson Report, Issue 1105, March 2017. Data as of 2016. Chase is the #1 wholly-owned merchant acquirer in the U.S. When volume from JVs and revenue share arrangements are included in First Data’s volume, First Data holds the #1 share position in the U.S. 7. Reflects ranking of revenue wallet and market share. Source: Wallet from Dealogic Media Manager Cortex as of April 3, 2017 8. Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”); and exclude money market, short-term debt and U.S. municipal securities 9. Global Equity and Equity-related ranking includes rights offerings and Chinese A-Shares 10. Global M&A reflects the removal of any withdrawn transactions. U.S. M&A revenue wallet represents wallet from client parents based in the U.S. 11. Global Investment Banking fees exclude money market, short-term debt and shelf deals 12. CFO Magazine’s Commercial Banking Survey 2016 13. SNL Financial based on FDIC data as of 12/31/16 14. Thomson Reuters as of 1Q17 15. In the $20-$500mm footprint. Greenwich Associates as of 2016 16. Euromoney 2017 rankings 17. The Asset, May 2016 Notes A P P E N D I X 16

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016 which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. A P P E N D I X 17